UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 17, 2006
SECURUS TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-124962	20-0673095
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
14651 Dallas Parkway, Suite 600
Dallas, Texas 75254-8815
(Address of principal executive offices)
(972) 277-0300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01 Regulation FD Disclosure.
     On February 17, 2006, Securus Technologies, Inc. (the “Company”) issued a press release announcing that it had commenced a consent solicitation to seek an amendment to the indenture governing its $154,000,000 principal amount of 11% Second-priority Senior Secured Notes due 2011.
     A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
     Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURUS TECHNOLOGIES, INC. (Registrant)
DATE: February 17, 2006	/s/ RICHARD FALCONE
Richard Falcone,
President, Chief Executive Officer and Director

DATE: February 17, 2006	/s/ KEITH S. KELSON
Keith S. Kelson,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated February 17, 2006.

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